Investor Presentation Fourth Quarter 2011 Exhibit 99.1

Safe Harbor Statement
Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as
“will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”,
“intend,” and “plan”) and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-
looking statements that involve risks and uncertainties, many of which are beyond
Citizens’ control or are subject to change. No forward –looking statement is a guarantee of future performance and actual results could differ materially.
Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission.
Other factors not currently anticipated may also materially and adversely affect
Citizens’ results of operations, cash flows, financial position and prospects.  There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement.  In addition, these statements speak only as of the date made.  Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Who We Are

Who We Are
Established in 1871
57
th
largest bank holding
company in the U.S. ranked
by assets
–
$9.5 billion assets and
$7.4 billion deposits
–
Presence in 3 Upper
Midwest states with 219
branches and 248 ATMs
Increased market share in
49% of our counties since
2008
Number of new clients grew
8% in 2011
80% of revenue is Michigan
based
Company Overview
219 Branches / 248 ATMs

How We Deliver Our Service
Core Banking
86% of revenue
Retail consumer
Commercial clients up to $5 million loan size
Treasury Management: 36% of commercial clients use TM
services
Public Funds: focus on generating lasting relationships rather than temporary deposits
Preferred SBA Lender: dedicated group to fast track process –
48 hour average time to approval
Mortgage: almost 20% of closings are directly from branch to call center
Indirect marine and RV lending
Investment Center: introduce single service CD clients to
financial consultants
Corporate Banking
10% of revenue
Asset Based Lending
Corporate
Specialty healthcare focus in assisted living & skilled nursing
Wealth Management
4% of revenue
Personal Trust
Employee Benefits
Institutional Trust

Local Delivery of Service
Local teams focus on delivery of :
Client service
Closing pipeline opportunities
Referring business
6
Client
Local
Advisory
Board
Commercial
Banker
Mortgage
Loan
Officer
Public
Funds
Officer
Branch
Manager
Treasury
Management
Officer
Investment
Consultant
Wealth
Business
Development
Officer

Where We’ve Been

Strategically Managed Through Cycle
Acquired Michigan-based bank with heavy real
estate concentrations in late 2006
Economic downturn and challenging Michigan
economy resulted in elevated credit costs
Employed strategies to reduce balance sheet risk
Enhanced capital
–
suspended dividend (1Q08)
–
$200 million common equity raise (3Q08)
–
$300 million TARP issuance (4Q08)
–
exchanged sub debt & trust preferred for $200
million of common equity (3Q09)

Successful Leaders in Key Roles
Name Title
Held
Position
Since
Cathy Nash Chief Executive Officer Feb. 09
Lisa McNeely Chief Financial Officer Aug. 10
Mark Widawski Chief Credit Officer Feb. 09
Brian Boike Treasurer Oct. 09
Judi Klawinski Director of Core Banking Oct. 09
Ray Green Director of Corporate Banking May 10
Joe Czopek Controller Oct. 09
Ken Duetsch Director of Wealth Management Aug. 11

Since 2009, focused on clients/revenue while working
through credit issues

Revenue Focus Problem Asset Resolution Focus
Strengthened franchise
value
Eliminated uncertainty
around credit
0%
1%
2%
3%
4%
5%
6%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
NPAs / Assets %
CRBC Peer Median** Regional Peer Median**
losses, securities (gains)/losses, and any impairment charges (including goodwill, credit write downs and fair-value adjustments) caused by this economic cycle.
** Source: SNL Financial MRQ data
$26.6
$20.6
$29.6
$33.1
$34.7
$34.5
$36.2
$32.1
$30.7
$32.8
$37.8
$36.9
$0
$10
$20
$30
$40
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Pre-tax Pre-provision Profit*
* Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit) provision for loan

$12,982
$12,288
$12,072
$11,932
$11,652
$10,834
$10,639
$9,966
$9,724
$9,496
$9,600
$9,463
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Total Assets
1. Preserved capital by managing assets
2. Grew and maintained reserve levels in recognition of
portfolio risk
Strategy from 2009 – 2010
11
$0
$100
$200
$300
$400
$500
$600
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Allowance for Loan Losses Non-Performing Loans

Strategy from 2009 – 2010
3. Aggressively and actively worked out of problem assets
4. Carefully managed capital levels to allow execution of
problem asset reduction
12
Dec. 31,
2011
Sept. 30,
2011
June 30,
2011
March 31,
2011
Leverage ratio 8.45% 8.21% 7.83% 7.39%
Tier 1 capital ratio 13.51 12.81 12.43 11.90
Total capital ratio 14.84 14.14 13.77 13.24
Tier 1 common
equity (non-GAAP)
7.24 6.77 6.36 5.93
$549
$601
$606
$591
$551
$468
$436
$280
$175
$139
$137
$102
4.4%
5.0%
5.2%
5.1%
4.9%
4.3%
4.1%
2.8%
1.8%
1.5%
1.4%
1.1%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
$0
$100
$200
$300
$400
$500
$600
$700
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Non-Performing Assets NPAs as a % of Total Assets

Where We’re Going

Continue to Provide Top Tier Client Service

* Surveys conducted by Prime Performance ™
78
80
82
84
86
88
Sep 07 Sep 08 Sep 09 Sep 10 Dec 11
Likelihood to Recommend *
Citizens' Score PPI Industry Average

Rebuild Loan Portfolio
Focused on proven competencies
– Business owner lending
– Corporate lending – structured finance, ABL, healthcare
expertise
– Indirect marine and RV
15
$8,625
$8,302
$8,097
$7,788
$7,439
$7,138
$6,888
$6,217
$5,704
$5,628
$5,672
$5,530
$4,000
$6,000
$8,000
$10,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Loan Portfolio Balances

Mitigate Expected Margin Pressure

2.74%
2.75%
2.99%
3.13%
3.14%
3.35%
3.32%
3.42%
3.53%
3.56%
3.63%
3.62%
2.00%
2.50%
3.00%
3.50%
4.00%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Net Interest Margin (FTE)
Continue focus on core deposits Reduce single service CD clients
Manage liquidity levels to reflect
improved credit trends
10,000
12,000
14,000
16,000
18,000
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Single Service CD Clients
1,059
936
670
528
835
918
775
488
323 306
261
262
249
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
22% increase in core deposits
Core Deposits Retail CDs Brokered CDs
0
100
200
300
400
500
600
700
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Fed Funds Sold (average)

Reserve Reductions Follow Improved Metrics

Reserve model is historical looking; 3Q and 4Q
2011 credit metrics significantly improved over
prior periods
Ensure reserves reflect reduced portfolio risk and
support growth initiatives
Difference of reserves at 3.12% vs. 2% peer
median is $62 million
0%
1%
2%
3%
4%
5%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Loan Loss Reserves / Loans %
CRBC Peer Median* Regional Peer Median*
* Source: SNL Financial MRQ data

Report Consistent Profits

* Excludes discontinued operations
Reprice and add new fee income
streams to replace lost revenue from
regulatory changes
* Non-GAAP measure. See Appendix for reconciliation.
Continue prudent expense
management while adding key
revenue generating positions
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Income (Loss) before Tax*
(49)
(359)
(69) (68)
(85)
(35)
(57)
(103)
(69)
14
20
21
400
350
300
250
0
50
200
150
50
-
-
-
100
-
-
-
-
-
-
5,000
10,000
15,000
20,000
25,000
30,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Operating Non-Interest Income*
Service charges on deposit accounts
ATM network fees & Bankcard fees
Other non-interest income*
$0
$10
$20
$30
$40
$50
$60
$70
$80
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Salaries and Employee Benefits
Other Expenses
Operating Non-Interest Expense*

Report Consistent Profits

Consistent profitability will allow us to
– Resume treasury and trust preferred dividends
– Harvest our $300+ million deferred tax asset
– Rebuild tangible common equity
– Examine TARP repayment options

2011 Highlights
3 consecutive quarters of consistent profits
– NIM increased to 3.58%, up 27 basis points from 2010
– Fee income from core banking services remained solid
– Maintained control over operating expenses
Loan growth in focused areas of expertise
– 5% growth in C&I portfolio
– 6% growth Indirect portfolio
Significantly improved credit trends
($ in millions) 12/31/10 12/31/11 % Change
Delinquent loans $98.4 $47.7 - 52%
as a % of portfolio 1.58% 0.86% -46%
Non-performing loans $213.9 $87.4 -59%
as a % of portfolio 3.44% 1.58% -54%
Non-performing assets $280.2 $102.2 -64%
as a % of assets 2.81% 1.08% -62%
Net charge offs $435.8 $262.1 -40%
Provision expense $392.9 $138.8 -65%

$26.6
$20.6
$29.6
$33.1
$34.7 $34.5
$36.2
$32.1
$30.7
$32.8
$37.8
$36.9
$0
$10
$20
$30
$40
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Pre-tax Pre-provision Profit*
Solid Core Earnings
21
2.74%
2.75%
2.99%
3.13%
3.14%
3.35%
3.32%
3.42%
3.53%
3.56%
3.63%
3.62%
2.00%
2.20%
2.40%
2.60%
2.80%
3.00%
3.20%
3.40%
3.60%
3.80%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Net Interest Margin (FTE)
$109.9
$137.5
$138.2
$0
$20
$40
$60
$80
$100
$120
$140
$160
2009 2010 2011
Pre-tax Pre-provision Profit*
2.90%
3.31%
3.58%
2.00%
2.20%
2.40%
2.60%
2.80%
3.00%
3.20%
3.40%
3.60%
3.80%
2009 2010 2011
Net Interest Margin (FTE)

Efficiency Ratio Trends

70.16%
76.84%
79.23%
70.89%
68.39%
70.40%
64.19%
68.22%
67.09%
63.85%
59.89%
61.39%
50%
55%
60%
65%
70%
75%
80%
85%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Quarterly Efficiency Ratio
Peer Data Source: SNL Financial
75.58%
67.73%
63.05%
50%
55%
60%
65%
70%
75%
80%
2009 2010 2011
Annual Efficiency Ratio
Revenue per FTE of $207,200 is better than peer
median of $204,500
Salary & benefits expense per FTE of $62,500 is better
than peer median of $73,000

Organically Growing Strong Capital Position

0%
2%
4%
6%
8%
10%
12%
14%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
-GAAP)
Accelerated
resolution of
over $920
million of
problem
assets
Total Capital Tier 1 Capital Tier 1 Common (non

Rebuilding Loan Portfolio

Focused on prudently growing in areas of
expertise
– Business owner lending
– Corporate lending – structured finance, asset-based
lending, healthcare
– Indirect marine and RV
$0
$100
$200
$300
$400
$500
$600
$700
$800
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Loan Production
Commercial Consumer

Positioned for Growth
Successfully managed through credit cycle with a
strategic focus on revenue generation and problem
asset resolutions
Strategically focused into 2012 to
– Continue providing top tier client service
– Rebuild loan portfolio
– Mitigate expected margin pressure
– Evaluate reserve levels
– Report consistent profitability

26 Appendix

Upper Midwest Franchise
MSA
Rank
Number
of
Branches
Total
Deposits
($000)
% of
Franchise
% Market
Share
Michigan:
Flint, MI 1 20 1,529,744 20.4 40.48
Detroit-Warren-Livonia, MI 11 31 1,154,717 15.4 1.28
Saginaw-Saginaw Township North, 1 15 589,977 7.9 29.97
Lansing-East Lansing, MI 3 14 521,070 6.9 10.42
Jackson, MI 2 8 373,118 5.0 24.57
Bay City, MI 3 5 212,226 2.8 20.34
Ann Arbor, MI 11 6 208,963 2.8 3.37
Cadillac, MI 1 7 188,460 2.5 35.99
Owosso, MI 3 6 135,722 1.8 20.54
Sturgis, MI 3 4 107,782 1.4 15.76
Alpena, MI 1 2 94,514 1.3 27.74
Houghton, MI 3 3 87,682 1.2 13.87
Total Michigan 8 155 6,024,966 80.3 3.82
Non-Michigan:
Cleveland-Elyria-Mentor, OH 17 12 321,077 4.3 0.64
Green Bay, WI 9 9 218,449 2.9 3.29
Appleton, WI 11 6 159,161 2.1 4.10
Stevens Point, WI 5 2 92,474 1.2 7.83
Platteville, WI 8 4 74,056 1.0 6.32
Total Non-Michigan 60 1,480,553 19.7
Source:  SNL Financial as of 6/30/11

Continued Stabilization and Diversification
in Michigan’s Economy
Source: U.S. Bureau of Labor Statistics
Michigan Nonfarm Employment
(seasonally adjusted)
Michigan Employment by Industry
November 2011 November 2001
$ 000s % $ 000s %
Trade, Transportation, and Utilities 660.4 16.6% 782.8 17.2%
Government 636.4 16.0% 710.3 15.6%
Professional Services 558.0 14.0% 596.6 13.1%
Health Care 554.9 13.9% 463.8 10.2%
Other Manufacturing 374.7 9.4% 503.7 11.1%
Leisure and Hospitality 356.0 8.9% 384.7 8.4%
Motor Vehicle 201.7 5.1% 369.3 8.1%
Financial Activities 187.4 4.7% 209.3 4.6%
Other Services 169.9 4.3% 176.5 3.9%
Construction 134.5 3.4% 210.9 4.6%
Education Services 91.0 2.3% 65.1 1.4%
Information 54.6 1.4% 72.8 1.6%
Mining and Logging 7.8 0.2% 9.3 0.2%
Total Nonfarm 3,987.3 4,555.1
Total Manufacturing 576.4 14.5% 873.0 19.2%
in thousands
3,500
3,600
3,700
3,800
3,900
4,000
4,100
4,200
4,300
Michigan Nonfarm Employment (Seasonally Adjusted)
Trend

Continued Stabilization and Diversification
in Michigan’s Economy
Source: U.S. Bureau of Labor Statistics and Freddie Mac
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
Unemployment Trends
US Unemployment MI Unemployment
-0.20
-0.15
-0.10
-0.05
0.00
0.05
0.10
0.15
Freddie Mac House Price Index
Michigan United States

(in millions)
1Q11 2Q11 3Q11 4Q11
Income(loss) from continuing operations (68.7) $ $24.2 $32.9 $18.2
Income tax (benefit) provision 0.1       (10.3)   (12.6)   2.5
Provision for loan losses 88.7     17.6    17.5    15.0
Investment securities (gains) losses 0.4       1.0      (0.0)     (0.0)
Net losses (gains) on LHFS 1.1       (1.2)     (2.0)     0.2
Losses on ORE 9.1       1.4      1.2      1.1
Fair-value adjustment on BOLI
(0.1)      0.0      0.4      (0.1)
Fair-value adjustment on swaps 0.1       0.1      0.3      (0.0)
Pre-Tax Pre-Provision Profit
(1)
$30.7 $32.8 $37.8 $36.9
Last 12 Months $138.2
Core Earnings Strength
(1) Non-GAAP measure, as defined by management, represents total revenue (total net interest income and non-interest income)
excluding any securities gains/losses, fair value adjustments on loans held for sale, interest rate swaps, and bank owned life insurance, less non-interest expense excluding any goodwill impairment charges, credit write downs, fair value adjustments and special assessments.
Pre-Tax Pre-Provision Profit (non-GAAP)

(in millions)
2009 2010 2011
Income (loss) from continuing operations
($505.7) ($289.1) $6.7
Income tax (benefit) provision (29.6)       12.9        (20.2)
Provision for loan losses 323.8      392.9      138.8
Goodwill impairment charge 256.3      -          -
Net loss on debt extinguishment 15.9        -          -
Investment securities (gains) losses (0.0)         (13.9)       1.3
FDIC special assessment 5.4          -          -
Net losses (gains) on LHFS 20.1        20.6        (1.8)
Losses on ORE 23.3        13.4        12.8
Fair-value adjustment on BOLI (0.1)         (0.1)         0.2
Fair-value adjustment on swaps 0.6          0.8          0.4
Pre-Tax Pre-Provision Profit
(1)
$109.9 $137.5 $138.2
Core Earnings Strength
Pre-Tax Pre-Provision Profit (non-GAAP)
(1) Non-GAAP measure, as defined by management, represents total revenue (total net interest income and non-interest income)
excluding any securities gains/losses, fair value adjustments on loans held for sale, interest rate swaps, and bank owned life insurance, less non-interest expense excluding any goodwill impairment charges, credit write downs, fair value adjustments and special assessments.

Quarterly Non-Interest Income Trends
(in thousands)
4Q 10 1Q 11 2Q 11 3Q 11 4Q 11
Service charges on deposit accounts $10,072 $9,429 $9,753 $10,362 $9,724
Trust fees 4,135        3,923        3,811        3,622        3,747
Mortgage and other loan income 3,109        2,942        1,883        2,089        2,705
Brokerage and investment fees 1,264        1,108        1,533        1,188        1,243
ATM network user fees 1,825        1,755        1,926        1,993        1,837
Bankcard fees 2,325        2,238        2,468        2,482        2,468
Net (losses) gains on loans held for sale (3,069)       (1,106)       1,179        1,952        (217)
Investment securities gains (losses) (171)          (383)          (993)          3                38
Other income 4,538        3,237        1,765        736           2,818
Total Non-Interest Income (GAAP) $24,028 $23,143 $23,325 $24,427 $24,363
Investment securities gains (losses) $171 $383 $993 (3) $           (38) $
Net (losses) gains on loans held for sale 3,069        1,106        (1,179)       (1,952)       217
Fair value adjustment on BOLI (105)          (100)          48             385           (100)
Fair value adjustment on swaps (535)          114           77             268           (46)
Operating Non-interest Income
(Non-GAAP)
$26,628 $24,646 $23,264 $23,125 $24,396

Annual Non-Interest Income Trends
(in thousands)
2009 2010 2011
Service charges on deposit accounts
$42,116 $40,336 $39,268
Trust fees 14,784     15,603       15,103
Mortgage and other loan income 12,393     10,486       9,620
Brokerage and investment fees 5,194       4,579         5,072
ATM network user fees 6,283       7,057         7,511
Bankcard fees 7,714       8,859         9,656
Net (losses) gains on loans held for sale (20,086)    (20,617)     1,808
Net loss on debt extinguishment (15,929)    -             -
Investment securities gains (losses) 5               13,896       (1,336)
Other income 10,659     14,460       8,555
Total Non-Interest Income (GAAP) $63,133 $94,659 $95,257
Net loss on debt extinguishment $15,929 - $          - $
Investment securities gains (losses) (5)              (13,896)     1,336
Net (losses) gains on loans held for sale 20,086     20,617       (1,808)
Fair value adjustment on BOLI (144)         (67)             233
Fair value adjustment on swaps 606           782            413
Operating Non-interest Income
(Non-GAAP)
$99,605 $102,095 $95,431

Quarterly Non-Interest Expense Trends
(in thousands)
4Q 10 1Q 11 2Q 11 3Q 11 4Q 11
Salaries and employee benefits $32,294 $31,018 $31,265 $30,280 $30,952
Occupancy 6,834        7,562       6,047       6,125       6,326
Professional services 2,945        2,219       2,407       2,394       2,311
Equipment 3,355        3,052       2,841       2,918       3,326
Data processing services 4,636        4,352       4,247       3,823       3,709
Advertising and public relations 1,512        569          1,802       2,179       1,298
Postage and delivery 1,075        1,116       1,120       1,142       1,165
Other loan expenses 5,431        5,255       3,314       3,941       3,497
Losses on other real estate (ORE) 930           9,122       1,355       1,210       1,081
ORE expenses 1,653        1,768       1,029       529           995
Intangible asset amortization 851           828          778           732           688
Other expense 15,718      14,795     13,239     10,138     11,292
Total Non-Interest Expense (GAAP) $77,234 $81,656 $69,444 $65,411 $66,640
Fair-value adjustment on ORE 930           9,122       1,355       1,210       1,081
Operating Non-Interest Expense
(Non-GAAP)
$76,304 $72,534 $68,089 $64,201 $65,559

Annual Non-Interest Expense Trends
(in thousands)
2009 2010 2011
Salaries and employee benefits $135,389 $126,384 $123,514
Occupancy 26,723       26,963       26,059
Professional services 11,877       10,550       9,331
Equipment 11,714       12,482       12,136
Data processing services 17,692       18,734       16,131
Advertising and public relations 7,113         6,530         5,848
Postage and delivery 5,525         4,571         4,543
Other loan expenses 24,553       20,311       16,007
Losses on other real estate (ORE) 23,312       13,438       12,768
ORE expenses 4,389         4,970         4,322
Intangible asset amortization 7,036         3,923         3,027
Goodwill impairment 256,272    -             -
Other expense 53,544       58,231       49,464
Total Non-Interest Expense (GAAP) $585,139 $307,087 $283,150
Goodwill impairment 256,272 $ - $          - $
FDIC Special Assessment 5,351         -             -
Fair-value adjustment on ORE 23,312       13,438       12,768
Operating Non-Interest Expense
(Non-GAAP)
$300,204 $293,649 $270,382

($ in millions)
Market % of
Credit Rating Value Total
Gov't & Agency 2,489 $    88.9%
AAA 82           2.9%
AA 151         5.4%
A 33           1.2%
BAA1, BAA2 & BAA3 22           0.8%
BA1 & Lower 1             -
Non-rated 22           0.8%
Total 2,800 $    100.0%
• Over $2.0 billion in unpledged securities
• No OTTI concerns
• Over 70% of portfolio are GNMA securities
purchased over the last 2 – 3 years
($ in millions)
Book Market TEY* Duration
Type Value Value (%) (years)
MBS Agency 785 $      824 $      3.33% 3.31
CMO - Agency 285        291        2.23% 2.03
CMO - Non-agency 79          74          3.49% 2.30
Municipals 116        123        6.57% 3.16
Total Available for Sale 1,265 $   1,312 $   3.39% 2.94
MBS Agency 989 $      1,019 $   2.84% 3.96
CMO - Agency 350        356        2.54% 2.85
Municipals 105        113        6.30% 3.52
Total Held to Maturity 1,444 $   1,488 $   3.02% 3.66
Total Investment Securities 2,709 $   2,800 $   3.19% 3.33
Investment Portfolio at December 31, 2011
* Taxable equivalent yield, except for Municipal yields which are before tax effect
Effective Management of Securities Portfolio Provides
Source of Liquidity

($ in millions)
3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Tier 1 capital $ 1,161 $ 1,079 $ 1,133 $  1,067 $    980 $    952 $    886 $      777 $    706 $    727 $   758 $     773
Qualifying LLR        121        117        113          109        104           96          92            83          76          74         75           73
Qualifying capital securities           75           75           10            10             7             7            7              7            3            3           3             3
  Total risk-based capital $ 1,357 $ 1,271 $ 1,257 $  1,186 $ 1,091 $ 1,055 $    985 $      867 $    785 $    805 $   836 $     850
Tier 1 capital $ 1,161 $ 1,079 $ 1,133 $  1,067 $    980 $    952 $    886 $      777 $    706 $    727 $   758 $     773
Qualifying capital securities       (175)       (175)         (74)           (74)         (74)         (74)         (74)           (74)         (74)         (74)        (74)          (74)
Preferred stock       (268)       (269)       (270)        (272)       (274)       (275)      (277)        (278)      (280)      (282)     (283)       (285)
   Tier 1 common equity
$    718 $    635 $    789 $      721 $    632 $    603 $    535 $      425 $    352 $    371 $   401 $     415
Total Capital Ratio 14.21% 13.91% 14.23% 13.93% 13.49% 14.17% 13.80% 13.51% 13.24% 13.77% 14.14% 14.84%
Tier 1 Capital Ratio 12.16% 11.81% 12.83% 12.52% 12.12% 12.79% 12.41% 12.11% 11.90% 12.43% 12.81% 13.51%
Tier 1 Leverage Ratio 9.32% 8.68% 9.63% 9.21% 8.47% 8.72% 8.50% 7.71% 7.39% 7.83% 8.21% 8.45%
Tier 1 Common Ratio * 7.52% 6.95% 8.94% 8.47% 7.82% 8.10% 7.50% 6.62% 5.93% 6.36% 6.77% 7.24%
TCE to TA * 5.53% 5.09% 6.71% 6.16% 5.54% 5.83% 5.34% 4.20% 3.59% 4.05% 4.31% 4.47%
TA - tangible assets
* Non-GAAP
TCE - tangible common equity
Maintaining Strong Capital Levels

Non-GAAP Common Equity Ratios
($ in thousands)
4Q 10 1Q11 2Q11 3Q11 4Q11
Total assets $9,966 $9,724 $9,496 $9,600 $9,463
   Goodwill (318)          (318)          (318)         (318)         (318)
   Other intangible assets (11)            (10)            (9)              (8)              (7)
Tangible assets $9,637 $9,396 $9,169 $9,274 $9,137
Total shareholders' equity $1,012 $945 $980 $1,009 $1,020
   Goodwill (318)          (318)          (318)         (318)         (318)
   Other intangible assets (11)            (10)            (9)              (8)              (7)
Tangible equity $683 $618 $653 $683 $694
   Preferred stock (278)          (280)          (282)         (283)         (285)
Tangible common equity $405 $338 $371 $400 $409
Total shareholders' equity $1,012 $945 $980 $1,009 $1,020
   Qualifying capital securities 74             74             74             74             74
   Goodwill (318)          (318)          (318)         (318)         (318)
   Accumulated other comprehensive income 20             14             1               1               6
   Other assets
(1)
(11)            (10)            (9)              (8)              (7)
Total Tier 1 capital (regulatory) $777 $706 $728 $758 $773
   Qualifying capital securities (74)            (74)            (74)            (74)            (74)
   Preferred stock (278)          (280)          (282)         (283)         (285)
Total Tier 1 common equity (non-GAAP) $425 $352 $372 $401 $415
Net risk-weighted assets (regulatory)
(1)
$6,417 $5,930 $5,850 $5,913 $5,723
Tangible common equity to tangilbe assets ratio 4.20% 3.59% 4.05% 4.31% 4.47%
Tier 1 common equity ratio (non-GAAP) 6.62% 5.95% 6.36% 6.77% 7.24%
(1)
Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
39
Proactive Credit Management
$0
$50
$100
$150
$200
$250
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
30-89 Day Past Due
Portfolio Balances
Non-Performing Loans
$0
$2,000
$4,000
$6,000
$8,000
$10,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
($ in millions)
Net Charge-Offs
C&I Owner Occupied         Income Producing           Land Hold, Land Dev. & Const.           Residential Mtg            Consumer
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11

$0
$5
$10
$15
$20
$25
$30
$35
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$0
$20
$40
$60
$80
$100
$120
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$0
$10
$20
$30
$40
$50
$60
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
40
Commercial & Industrial Portfolio
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
30-89 Day Past Due
Portfolio Balances
($ in millions)
Non-Performing Loans Net Charge-Offs
C&I Small Business

Commercial Portfolio Size Characteristics
< $5 million $5 - $10 million > $10 million Total
Total Commercial Portfolio
Total (millions) 2,046 $        566 $                   475 $               3,088 $
# of loans 7,318           81                        31                     7,430
Average loan size $280,000 $6,990,000 $15,336,000 $416,000
Delinquencies
Total (millions) 7 $               - $                    - $                7 $
# of loans 41                -                       -                   41
Average loan size $178,000 - $                    - $                $178,000
Nonperforming Loans
Total (millions) 62 $             - $                    - $                62 $
# of loans 250              -                       -                   250
Average loan size $249,000 - $                    - $                $249,000
Loan size category:

$0
$40
$80
$120
$160
$200
$240
$280
$320
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$0
$20
$40
$60
$80
$100
$120
$140
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
42
Commercial Real Estate Portfolio
$0
$400
$800
$1,200
$1,600
$2,000
$2,400
$2,800
$3,200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
30-89 Day Past Due
Portfolio Balances
($ in millions)
Owner Occupied Income Producing  Land Hold, Land Development & Construction
Non-Performing Loans
$0
$20
$40
$60
$80
$100
$120
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Net Charge-Offs

Commercial Real Estate Portfolio
By Collateral By Region
21%
19%
15%
14%
8%
4%
2%
2%
1%
14%
Retail
Medical
Warehouse/
Industrial
Office
Multi-Family
Hotel
Mixed Use
Gas Station/ C.Store
Residential
Other (<2%)
34%
39%
16%
6%
5%
Southeast
Michigan
Greater
Michigan
Ohio
Wisconsin
Other

Consumer Portfolio
$0
$20
$40
$60
$80
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
30-89 Day Past Due *
Portfolio Balances
Non-Performing Loans *
Net Charge-Offs *
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
($ in millions)
$0
$20
$40
$60
$80
$100
$120
$140
$160
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
$0
$20
$40
$60
$80
$100
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
* Other direct included with Home Equity
Indirect Other Direct  Home Equity  Residential Mortgage

Consumer Portfolio Profiles
Home Equity
$36,700 avg
loan size
Indirect
(1)
$23,300 avg
loan size
(1)  Indirect loans are RV and marine only (no auto)
Consumer Portfolio
Strong refreshed FICO scores
739 Home Equity
738 Indirect
722 Other Direct
43% of home equity is first lien position
Indirect NPLs have been less than
$2.6 million, or 0.33% of total,
throughout the cycle
Other
Direct
$18,500 avg
loan size
Residential Mortgage Portfolio
$169,000 average loan size
722 refreshed FICO score
64% average original LTV
Seasoned portfolio – 53% originated
2004 or earlier
Foreclosures are handled by PHH;
Michigan does not follow a judicial
foreclosure process
Michigan
84%
Ohio
6%
Wisconsin
4%
Other
6%

Non-Performing Loans
Commercial
Real Estate
$45.3
51.8%
Commercial
$16.9
19.4%
Residential
Mortgage
$11.3
12.9%
($ in millions)
Direct
Consumer
$12.1
13.9%
$87.4 million or 1.58% of portfolio
Indirect
Consumer
$1.0
1.1%
Loans 90+
Accruing
$0.8
0.9%
Loan loss reserve = $172.7
million
Allowance for loan losses to
NPLs = 197.6%
Specific portion of allowance =
$7 million
ALLL coverage of remaining
NPLs = 447%

(in millions)
1Q11 2Q11 3Q11 4Q11
Beginning NPAs $280.2 $175.2 $139.4 $136.9
Commercial:
   Additions 29.5       24.4      23.9      13.3
   Payments (55.7)     (15.2)     (11.0)     (8.0)
   Returned to accruing status (4.4)       (3.5)       (0.3)       -
   Charge-Offs/ OREO writedown (68.4)     (19.6)     (6.3)       (12.7)
Consumer - net change (5.9)       (21.9)     (8.8)       (27.3)
Ending NPAs $175.2 $139.4 $136.9 $102.2
Aggressive Non-Performing Asset Management
Quarterly Non-Performing Asset Activity

Peer Groups
Company Name Ticker Company Name Ticker
Associated Banc-Corp ASBC Huntington Bancshares Incorporated HBAN
Comerica Incorporated CMA KeyCorp KEY
Commerce Bancshares, Inc. CBSH MB Financial, Inc. MBFI
Fifth Third Bancorp FITB Old National Bancorp ONB
First Midwest Bancorp, Inc. FMBI PNC Financial Services Group, Inc. PNC
FirstMerit Corporation FMER TCF Financial Corporation TCB
Flagstar Bancorp, Inc. FBC Wintrust Financial Corporation WTFC
Company Name Ticker Company Name Ticker
Associated Banc-Corp ASBC MB Financial, Inc. MBFI
BancorpSouth, Inc. BXS National Penn Bancshares, Inc. NPBC
Chemical Financial Corporation CHFC Old National Bancorp ONB
Commerce Bancshares, Inc. CBSH Park National Corporation PRK
Cullen/Frost Bankers, Inc. CFR Sterling Financial Corporation STSA
F.N.B. Corporation FNB Susquehanna Bancshares, Inc. SUSQ
First Citizens BancShares, Inc. FCNCA TFS Financial Corporation (MHC) TFSL
First Midwest Bancorp, Inc. FMBI Trustmark Corporation TRMK
FirstMerit Corporation FMER UMB Financial Corporation UMBF
Flagstar Bancorp, Inc. FBC Valley National Bancorp VLY
Fulton Financial Corporation FULT Wintrust Financial Corporation WTFC
Regional Peers
Selected Peers

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